UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
May 26, 2010
QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	001-12537 (Commission File Number)	95-2888568 (IRS Employer Identification Number)
18111 Von Karman, Suite 600
Irvine, California 92612
(Address of Principal Executive Offices)
(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
          The information in this Item 2.02 of this Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
          On May 28, 2010, Quality Systems, Inc. (the “Company”) issued a press release announcing its financial performance for the period ended March 31, 2010. A copy of the press release is attached to this Form 8-K as Exhibit 99.1, which is incorporated herein by this reference.
          On May 28, 2010, the Company held a conference call concerning its financial performance for the period ended March 31, 2010. The Company expects to file a copy of the transcript of the conference call as soon as available by amendment to this Form 8-K. The conference call contains forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Officer and Director Compensation
          On May 26, 2010, the Company’s Board of Directors established an Independent Directors Compensation and Personnel Committee comprised of all the independent directors of the Board, which approved:
•	the Company’s 2011 Compensation Program for the Company’s key personnel, including its named executive officers, for the fiscal year ending March 31, 2011, which includes new cash salary levels and both non-equity and equity incentive compensation components and is described in Exhibit 10.1 to this Form 8-K, which exhibit is incorporated herein by reference;

•	cash and equity bonus determinations under the Company’s 2010 Compensation Program for the fiscal year ended March 31, 2010, which includes bonus determinations and awards described in Exhibit 10.2 to this Form 8-K, which exhibit is incorporated herein by reference; and

•	an amended and restated Outside Director Compensation Program effective the date of the Company’s next annual meeting of shareholders, August 11, 2010, which is described in Exhibit 10.3 to this Form 8-K, which exhibit is incorporated herein by reference.
Resignation of Chief Operating Officer
          On May 28, 2010 (“Resignation Date”), Philip N. Kaplan, the Company’s Chief Operating Officer, resigned from his employment with the Company. On June 1, 2010, the Company and Mr. Kaplan entered into a Separation Agreement and General Release of All Claims (“Separation Agreement”) concerning the conclusion of Mr. Kaplan’s employment services with the Company. A complete copy of the Separation Agreement is attached to this Current Report as Exhibit 10.4 and the summary set forth below is qualified in its entirety by the full text of the Separation Agreement.
          Under the terms of the Separation Agreement, Mr. Kaplan will be paid all unpaid base salary, together with any accrued but unused vacation pay, less state and federal taxes and other required withholding, for the period through the Separation Date.
          Provided that the Separation Agreement has not been revoked by Mr. Kaplan prior to the expiration of the seven day revocation period described below, the Company will also: (i) pay Mr. Kaplan severance compensation in the gross amount of $200,000, representing six months of Mr. Kaplan’s base salary at the annual rate in effect as of the Separation Date, which will be paid in substantially equal installments on the Company’s regularly scheduled payroll dates over a six month period beginning with the next regularly scheduled payroll date following the Resignation Date; (ii) provided Mr. Kaplan elected coverage under the Company’s group health insurance program prior to the Separation Date and makes a timely election for continued coverage pursuant to COBRA, reimburse Mr. Kaplan for the full amount of monthly premiums for such continued coverage under the Company’s group health insurance program pursuant to COBRA for a period of six months from the Separation Date through November 30, 2010, and (iii) transfer to Mr. Kaplan ownership of the laptop computer issued to and used by Mr. Kaplan during the course of his employment.

Mr. Kaplan has provided the Company and its affiliates with a general release of claims, subject to certain statutory exceptions set forth in the Separation Agreement.
Pursuant to applicable law, Mr. Kaplan has a period of seven calendar days to revoke the Separation Agreement by providing the Company with written notice of such revocation. Any revocation of the Separation Agreement, however, shall not affect the finality of the separation of Mr. Kaplan’s employment with the Company on the Separation Date.
In connection with Mr. Kaplan’s resignation, the Company’s Board of Directors terminated the position of Chief Operating Officer effective May 28, 2010, with the primary responsibilities associated with that position being transferred to Patrick Cline as President of Quality Systems, Inc.

Item 8.01	Results of Operations and Financial Condition.
Quarterly Dividend
          On May 26, 2010, the Company’s Board of Directors declared a quarterly cash dividend of $0.30 per share on the Company’s outstanding shares of common stock, payable to shareholders of record as of June 17, 2010 with an anticipated distribution date on or about July 6, 2010 pursuant to the Company’s current policy to pay a regular quarterly dividend on the Company’s outstanding shares of common stock each fiscal quarter subject to further Board review, approval and establishment of record and distribution dates by the Board prior to the declaration and payment of each such quarterly dividend.
Annual Shareholders’ Meeting Date
          The Company is preparing to hold its 2010 annual meeting of shareholders on August 11, 2010 at the Marriott Irvine located at 18000 Von Karman Avenue, in Irvine, California, 92612. All holders of record of the Company’s common stock outstanding as of the close of business on June 15, 2010 will be entitled to vote at the annual meeting.

          A copy of the Company’s press release announcing the dividend and annual shareholders’ meeting date is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Description of 2011 Compensation Program

10.2	Cash and Equity Bonus Determinations under 2010 Compensation Program

10.3	Amended and Restated Outside Director Compensation Program

10.4	Separation Agreement and General Release of All Claims

99.1	Press Release dated May 28, 2010

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 1, 2010

QUALITY SYSTEMS, INC.
By:	/s/ Paul Holt
Paul Holt
Chief Financial Officer

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit No.	Description

10.1	Description of 2011 Compensation Program

10.2	Cash and Equity Bonus Determinations under 2010 Compensation Program

10.3	Amended and Restated Outside Director Compensation Program

10.4	Separation Agreement and General Release of All Claims

99.1	Press Release dated May 28, 2010